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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 31, 1997




                          Commission file number 1-1097



                        OKLAHOMA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

             Oklahoma                                   73-0382390
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                   Identification No.)


                               101 North Robinson
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)



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Item 5. Other Events
--------------------





     As previously announced, Oklahoma Gas and Electric Company (the "Company") became a subsidiary of OGE Energy Corp. on December 31, 1996, pursuant to a corporate reorganization (the "Reorganization") whereby each share of the Company's common stock was exchanged for a share of common stock of OGE Energy Corp. As part of the transaction, the Company transferred its wholly-owned subsidiary, Enogex Inc., and its subsidiaries to OGE Energy Corp. The utility operations of the Company were not affected by the Reorganization. Attached as
Exhibit 99.01 are the Company's balance sheet at December 31, 1995 and the Company's unaudited balance sheet at December 31, 1996, and the Company's income statements for the years ended December 31, 1994 and December 31, 1995 and the Company's unaudited income statement for the year ended December 31, 1996, after giving effect, in each instance, to the Reorganization.

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                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                               OKLAHOMA GAS AND ELECTRIC COMPANY
                                        (Registrant)




                           By    /s/    Donald R Rowlett
                             --------------------------------------
                                        Donald R Rowlett
                               Controller Corporate Accounting

                             (On behalf of the registrant and in
                           his capacity as Chief Accounting Officer)




January 31, 1997

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                           EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION
-----------                 -----------

27.01                    1996 Financial Data Schedule

27.02                    Restated 1995 Financial Data Schedule

27.03                    Restated 1994 Financial Data Schedule

99.01                    Balance Sheets and Income Statements